KRANESHARES TRUST

KraneShares Asia Robotics and Artificial Intelligence Index ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares CICC China 5G & Semiconductor ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI All China Consumer Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI China A Hedged Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares MSCI China ESG Leaders Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares SSE Star Market 50 Index ETF

(the “Funds”)

Supplement dated April 23, 2021 to the currently effective Statutory Prospectuses and Statements of
Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectuses and Statements of Additional Information.

Effective April 30, 2021, the calculation of the Funds’ Intraday Indicative Values will be discontinued. As a result, effective as of such date:

1.	In the Statutory Prospectus for each Fund, the section entitled “Share Trading Prices and Intraday Indicative Value” is deleted in its entirety.

2.	In the Statement of Additional Information for each Fund, the third paragraph in the section entitled “Exchange Listing and Trading” is deleted in its entirety.

In addition, effective immediately, the following change to the Statement of Additional Information for each Fund is made to update the Exchange requirements listed in the “Exchange Listing and Trading” section due to Rule 6c-11 of the Investment Company Act of 1940, as amended:

3.	In the Statement of Additional Information for each Fund, the second paragraph in the section entitled, “Exchange Listing and Trading” is deleted in its entirety and replaced with the following:

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from a Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.